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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2004

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 29, 2004, at the request of the Board of Directors, Samuel Spadafora, the Chairman of the Board of Chordiant Software, Inc. ("Chordiant" or the "Company"), resumed active involvement in the day-to-day operations of the Company. The Company's Chief Executive Officer will report to Mr. Spadafora. Mr. Spadafora will continue in this role until such time as the Company satisfies its obligations under Section 404 of Sarbanes-Oxley Act of 2002 ("SOX") and the rules adopted by the Securities and Exchange Commission ("SEC") thereunder for the 2005 fiscal year. The Board of Directors has delegated to the Compensation Committee authority to establish and approve additional compensation to Mr. Spadafora for his employment during this period of time.

On December 29, 2004, the Board of Directors also authorized David Springett, the Company's lead director and a member of the Audit Committee of the Board of Directors, to spend up to one day a week, either in person at the Company's headquarters or telephonically with the Company's management and consultants to monitor the Company's efforts on Section 404 of SOX and to report to the Audit Committee and the Board of Directors on management's compliance efforts. Mr. Springett will continue in this role until such time as the Company satisfies its obligations under Section 404 of SOX and the SEC's rules thereunder for the 2005 fiscal year. The Board of Directors has delegated to the Compensation Committee authority to establish and approve additional compensation to Mr. Springett for his work as lead director during this period of time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2004, the Board of Directors of Chordiant approved a change in Chordiant's fiscal year end from December 31st to September 30th. While the SEC rules require that Chordiant file a transition report on Form 10-K for its transition period of January 1, 2004 to September 30, 2004, within 75 days of December 29, 2004, Chordiant presently intends to file its transition report at the same time it files its quarterly report on Form 10-Q for its first fiscal quarter ended December 31, 2004 due on February 9, 2005. Chordiant is committed to filing the transition report in this time frame. However, no assurance can be given that Chordiant can meet such time frame.

The Board of Directors made the decision to change Chordiant's fiscal year end for one reason. In the process of management's work to comply with Section 404 of SOX, management identified approximately 200 processes at Chordiant that must be documented and ultimately tested to determine whether a significant deficiency or material weakness in internal control over financial reporting exists. In December 2004, following a review by the Audit Committee of the progress in complying with Section 404, management concluded that it would not complete documenting Chordiant's internal control over financial reporting by December 31, 2004, and that it was unlikely that the Company could complete its assessment of design and operating effectiveness of internal control over financial reporting by April 30,2005, the extended time period allowed by the SEC to complete this assessment. If that were to occur, Chordiant would not be in a position to file, on a timely basis, in its annual report on Form 10-K, management's annual report on internal control over financial reporting and the related auditor's attestation report, each as required by Item 308(a) of Regulation S-K, and Item 308(b) of Regulation S-K, for the fiscal year ended on December 31, 2004. Due to the application of the SEC's current rules, Chordiant would not have been able to file an annual report on Form 10-K with management's annual report on internal control over financial reporting and the related auditor's attestation report until the end of its 2005 calendar year. Absent relief from the SEC, Chordiant would have been faced with failing to comply with Section 13 of the Securities Exchange Act of 1934 during that period of time, which would have resulted in numerous adverse consequences to Chordiant.

As a result, the Board of Directors concluded that it would be in the best interests of the Company and its stockholders to change Chordiant's fiscal year end to September 30th. The effect of the change in Chordiant's fiscal year end is the deferral of the date on which Chordiant must comply with the new disclosure rules relating to internal control over financial reporting to December 14, 2005 when Chordiant is required to file its Form 10-K for its fiscal year ending September 30, 2005. Chordiant is continuing to work diligently on documenting its processes on internal control over financial reporting and is committed to be in a position to comply with the new SEC rules regarding internal control over financial reporting by this new deadline. No assurance can be given that Chordiant will be in a position to comply with such new deadline.

Item 8.01 Other Events.

As we disclosed in our quarterly reports filed on Form 10-Q for the periods ended June 30, 2004 and September 30, 2004, two material weaknesses in our internal control over financial reporting were identified. Management and our Audit Committee determined in August 2004 that a material weakness in our internal control over financial reporting existed relating to our revenue recognition controls. In our quarterly report for the period ended September 30, 2004, we provided an update on the Company's efforts to correct that material weakness. In October 2004, PwC informed Chordiant and our Audit Committee that another material weakness arose in the third quarter with respect to our internal control over financial reporting relating to staffing of our finance department and the fact that many finance employees were new hires: (1) inadequate staffing and supervision leading to untimely identification and resolution of certain accounting matters, (2) failure of financial reporting controls in preventing or detecting misstatements of accounting information that resulted in certain adjustments to the financial statements and (3) incomplete or inadequate account analysis, account reconciliations and consolidation procedures.

A "significant deficiency" is defined as a control deficiency, or combination of deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's financial statements that is more than inconsequential will not be prevented or detected. A "material weakness" is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected.

We continue to make progress in eliminating the material weaknesses in our internal control over financial reporting, and since the filing of our quarterly report on Form 10-Q for the third quarter filed on November 14, 2004, we have taken the following measures:
* We hired a permanent chief operating officer and chief financial officer ("COO/CFO").
* Our new COO/CFO has been delegated the responsibility for the Company's compliance with Section 404 of SOX.
* We are continuing to employ 13 SOX consultants to assist us in our project relating to Section 404 of SOX.
* We hired 2 additional senior accountants, one to concentrate on accounting for consulting services revenue and expenses and one concentrating on general accounting matters.
* We implemented an automated system to allow our professional services consultants to report their hours and expenses relating to their services. This system is currently on line for North America and is currently being rolled out for our non-North America operations.

Management will continue its efforts to eliminate the material weaknesses and management and the Audit Committee will continue to monitor the effectiveness of our internal control over financial reporting, including those pertaining to revenue recognition and inadequate staffing of our finance department, on an ongoing basis and will take further action, as appropriate.

SAFE HARBOR
THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE GENERALLY IDENTIFIED BY WORDS, SUCH AS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "WILL," "WOULD," "GUIDANCE," "PROJECTS" AND SIMILAR EXPRESSIONS WHICH ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE THE RESULTS OR OUTCOMES DISCUSSED HEREIN TO DIFFER MATERIALLY FROM THOSE INDICATED BY THESE FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, POTENTIAL DIFFICULTIES IN THE ASSIMILATION OF OPERATIONS OF KIQ, LIMITED, A PRIVATELY HELD UNITED KINGDOM COMPANY, WHICH CHORDIANT ACQUIRED ON DECEMBER 21, 2004, DIFFICULTIES IN DOCUMENTING AND TESTING OUR INTERNAL CONTROL OVER FINANCIAL REPORTING, DIFFICULTIES IN THE IMPLEMENTATION OF OUR NEW FINANCIAL INFORMATION SYSTEM, DIFFICULTIES IN HIRING AND RETAINING STAFF FOR OUR FINANCE DEPARTMENT, DIFFICULTIES IN COMPLETING THE YEAR-END AUDIT OF OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004 ON THE TIME FRAME NOTED IN THIS REPORT AND DIFFICULTIES IN COMPLETING AND FILING OUR QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2004 UPON THE TIME FRAME NOTED IN THIS REPORT OR PRIOR TO OUR FILING OF OUR TRANSITION REPORT. FURTHER INFORMATION ON POTENTIAL FACTORS THAT COULD AFFECT CHORDIANT ARE INCLUDED IN RISKS DETAILED FROM TIME TO TIME IN CHORDIANT'S SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING, WITHOUT LIMITATION, CHORDIANT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS AMENDED AND OUR QUARTERLY REPORTS FILED ON FORM 10-Q. THESE FILINGS ARE AVAILABLE ON A WEB SITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV. CHORDIANT DOES NOT UNDERTAKE AN OBLIGATION TO UPDATE FORWARD-LOOKING OR OTHER STATEMENTS IN THIS RELEASE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chordiant Software, Inc.
Date: January 4, 2005	By: /s/ George de Urioste George de Urioste Chief Operating Officer and Chief Financial Officer